REDEEMABLE NON-CONTROLLING INTERESTS	6 Months Ended
Jun. 30, 2020
Noncontrolling Interest [Abstract]
REDEEMABLE NON-CONTROLLING INTERESTS
NOTE 11 – REDEEMABLE NON-CONTROLLING INTERESTS

On July 3, 2019, ABC entered into a Series A Preferred Subscription Agreement (the "Agreement") with TPG Lux 2018 SC I, S.a.r.l ("TPG"), according to which ABC issued 3,000,000 Series A Preferred Shares ("Series A Shares") to TPG for a subscription price of US$60 million in cash representing approximately 24% of the outstanding share capital of ABC and 23.077% of the fully-diluted share capital of ABC. Transaction costs totaled $4,540 and were deducted from the redeemable non-controlling interests balance.

On November 7, 2019, ABC entered into a Series A and Series A-1 Preferred Subscription Agreement with Oak HC/FT Partners II, L.P. ("Oak"), according to which ABC issued 1,000,000 Series A Preferred Shares and 23,622 Series A-1 Preferred Shares ("Series A-1 Shares" and together with Series A Shares – "the Preferred Shares") to Oak for a subscription price of US$20 million in cash representing approximately 7.401% of the outstanding share capital of ABC and 7.143% of the fully-diluted share capital of ABC.

For accounting purposes, the investment was allocated to the Series A and Series A-1 Preferred Shares on a relative fair value basis: $19,537 and $461, respectively. Transaction costs totaled $1,513 and were deducted from the respective investment amounts.

Following the Oak investment, on November 7, 2019, TPG subscribed for 307,087 Series A-1 Shares at nominal value (US$0.001 per share) (“Bonus Issue Series A-1 Shares”) in order to preserve its 23.077% ownership interest in the fully diluted share capital of ABC.

The Preferred Shares Rights

Liquidation Preference: The holders of Series A Shares (“Series A Holders”) are entitled to a liquidation preference upon the occurrence of a sale, initial public offering (“IPO”), merger, consolidation, reorganization, winding-up, dissolution or liquidation of ABC, pursuant to which the Series A Holders are entitled, on the occurrence of such event and in priority to the ordinary shares, to receive the greater of: (a) an amount equal to the initial subscription price for the Series A Shares, plus all accrued but unpaid dividends in respect of the Series A Shares, less all dividends previously paid on the Series A Shares, and (b) the proceeds distributable in respect of the Series A Shares had they been converted into ordinary shares.  The initial subscription price for the Series A Shares (and calculations derived therefrom) are subject to customary adjustments as set forth in the agreements executed in connection with the Sale.

Conversion Rights:  The Series A Shares are subject to conversion into ordinary shares of ABC: (a) on the written request by any Series A Shareholder; and (b) immediately prior to a qualifying IPO of ABC (being an IPO where the net aggregate gross proceeds to ABC exceed US$75 million and where the subscription price per share paid by the public is not less than 150% of the initial subscription price paid for the Series A Shares). Pursuant to these conversion arrangements, the Series A Shares will convert into ordinary shares on a 1:1 basis (subject to certain agreed upon adjustments).

Anti-Dilution Protection: The Shareholders Agreements contain customary broad-based weighted average anti-dilution protection whereby, if further shares are issued by ABC at a price per new security that is less than the initial subscription price paid for the Series A Shares, then the Series A Holders shall be entitled to receive additional Series A Shares (at no further cost) on a weighted-average basis, reflecting the value of equity in ABC as determined based on the subscription price paid in the new issue of securities.

Pre-emption Rights: The Shareholders Agreements contain a restriction on issuing any securities ranking senior to or on party with the Series A Shares for as long as TPG and/or any subsequent investor holds at least one third of the overall number of Series A Shares in issue as at the date of completion of the Sale. In addition, each shareholder holding in excess of 3% of the shares of ABC has the right to participate in any new issuance of securities by the ABC, subject to customary exceptions.

Exit Rights: At any time from and after the fifth (5th) anniversary of completion of the issuance, upon written request by TPG, ABC is required to use reasonable endeavors to facilitate the sale by TPG of the Preferred Shares (or, following conversion, ordinary shares) to a third party at a price in excess of 150% of the initial subscription price paid for the Series A Shares and subject to a right of first refusal in favor of the Company. In the event that, three (3) months thereafter, a sale of the Preferred Shares held by TPG has not been consummated, upon written request by TPG, ABC is required to facilitate a sale of ABC within six (6) months after such written request, and thereafter, TPG has the right to require ABC to facilitate a sale or IPO of ABC. On the exercise of such rights, each other shareholder (including the Company) is required to cooperate with TPG regarding such sale or IPO and TPG has the right to exercise drag rights over the shares held by other shareholders in order to facilitate such exit event.

The Exit Right is part of the issuance of the Series A Shares, and was not entered into separately from the transaction that created the non-controlling interests. The Exit Right is not legally detachable from the non-controlling interests because it is non-transferrable (i.e., the instrument cannot be transferred without the underlying preferred shares). Thus, the Exit Right would not be separately exercisable from the non-controlling interests shares because the non-controlling interests shares will be settled when the Exit Right is exercised. As a result, the Exit Right would be considered embedded in the Series A Shares held by TPG.

Shares of redeemable convertible preferred stock are not mandatorily or currently redeemable. However, the Exit Right would constitute a contingent redemption event that is outside of the Company’s control. As such, Series A Shares have been presented outside of permanent equity as redeemable non-controlling interests. The Company has adjusted the carrying value of the redeemable non-controlling interests to adjust for the non-controlling interests share in ABC's profits and Other Comprehensive Income (Loss). The Company has not adjusted the carrying values of the redeemable non-controlling interests to the deemed liquidation values of such shares since a liquidation event was not probable at any of the balance sheet dates. Subsequent adjustments to increase or decrease the carrying values to the ultimate liquidation values will be made only if and when it becomes probable that such a liquidation event will occur.

The Series A-1 Preferred Shares do not entitle their holders to any liquidation or exit rights as the Series A Preferred Shares, and therefore are classified within permanent equity, as non-controlling interests.

The anti-dilution provisions cited above have not been bifurcated from the host contract since they are to be settled into ABC's non-traded shares, thus the "net settlement" criteria is not met.

The following table sets forth for the period ended June 30, 202, the movement in the Redeemable non-controlling interests:

2020
Balance as of the beginning of the year	$74,300
Net Income	416
Other Comprehensive Income - translation adjustment	(13)
Balance as of the end of the year	$74,703